Exhibit 10.1

Execution Copy

SIXTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of July 7, 2023, is entered into by and among BURGERFI INTERNATIONAL, INC., a Delaware corporation (“Parent”), PLASTIC TRIPOD, INC., a Delaware corporation (together with Parent, each a “Borrower” and collectively, the “Borrowers”), the other Subsidiaries of Parent party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, and REGIONS BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Swingline Lender, and the Issuing Bank are parties to that certain Credit Agreement dated as of December 15, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of March 31, 2017, that certain Second Amendment to Credit Agreement dated as of March 9, 2018, that certain Third Amendment to Credit Agreement dated as of March 29, 2019, that certain Fourth Amendment and Waiver dated as of October 30 2019, that certain Forbearance Agreement and Fifth Amendment to Credit Agreement dated as of March 25, 2020, that certain Sixth Amendment to Credit Agreement dated as of March 30, 2020, that certain Seventh Amendment to Credit Agreement dated as of May 15, 2020, that certain Eighth Amendment to Credit Agreement dated as of May 19, 2020, that certain Ninth Amendment to Credit Agreement and Waiver dated as of April 1, 2021, that certain Tenth Amendment to Credit Agreement and Joinder dated as of November 3, 2021, that certain Eleventh Amendment to Credit Agreement dated as of November 23, 2021, that certain Twelfth Amendment to Credit Agreement dated as of March 9, 2022, that certain Thirteenth Amendment to Credit Agreement dated as of December 7, 2022, that certain Fourteenth Amendment to Credit Agreement dated February 1, 2023, and that certain Fifteenth Amendment to Credit Agreement dated February 24, 2023, and as further amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”).

WHEREAS, the Credit Parties have requested that the Required Lenders agree to make certain amendments to the Credit Agreement, including, without limitation, revisions to certain financial covenants in Section 8.8 of the Credit Agreement.

WHEREAS, the Required Lenders have agreed to such amendments, as more specifically set forth herein, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as in effect immediately prior to giving effect to the transactions contemplated hereby). The rules of interpretation set forth in Section 1.3(a) of the Credit Agreement are applicable to this Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning set forth in the preamble.

“Agreement” has the meaning set forth in the preamble.

“Borrower” and “Borrowers” have the meanings set forth in the preamble.

“Credit Agreement” has the meaning set forth in the Recitals.

“Effective Date” has the meaning set forth in Section 5 hereto.

“Sixteenth Amendment Fee” has the meaning set forth in Section 4 hereto.

“Guarantor” and “Guarantors” have the meanings set forth in the preamble.

“Lender Party” has the meaning set forth in Section 7 hereto.

“Parent” has the meaning set forth in the preamble.

“Thirteenth Amendment Fee” means the “Thirteenth Amendment Fee” as defined in the Thirteenth Amendment.

“Twelfth Amendment Fee” means the “Amendment Fee” as defined in the Twelfth Amendment.

2. Estoppels, Consents, Acknowledgements, and Reaffirmations from the Credit Parties.

(a) Estoppel (Loans Other Than Delayed Draw Term Loan). Each Credit Party hereby acknowledges and agrees that, as of the close of business on June 26, 2023, (i) the Outstanding Amount of the Revolving Loans was $0.00, (ii) the Outstanding Amount of the Term Loan was $53,693,929.83, (iii) the Outstanding Amount of the Swingline Loans was $0.00, (iv) the Outstanding Amount of the Letter of Credit Obligations was $0.00, (v) the accrued and unpaid portion of the Twelfth Amendment Fee was $154,403.57, (vi) the accrued and unpaid portion of the Thirteenth Amendment Fee was $296,604.65, each of which constitutes a valid and subsisting obligation, as a borrower or a guarantor, as applicable, of each Credit Party, jointly and severally, owed to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims, or adjustments of any kind (except in the case of (i) the Twelfth Amendment Fee, fifty percent (50%) of which fee may be deemed cancelled and forgiven upon the occurrence of certain events as more specifically set forth in Section 4 of the Twelfth Amendment and (ii) the Thirteenth Amendment Fee, in respect of which the Thirteenth Amendment Fee 2023 Portion (as defined in the Thirteenth Amendment) may be deemed cancelled and forgiven upon the occurrence of events as more specifically set forth in Section 4 of the Thirteenth Amendment).

(b) Consents, Acknowledgements, and Reaffirmations. Each Credit Party hereby: (i) acknowledges and consents to this Agreement and the terms and provisions hereof; (ii) reaffirms the covenants and agreements contained in each Credit Document to which such Person is party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated hereby; (iii) reaffirms that each of the Liens created and granted in or pursuant to the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations is valid and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such Liens; and (iv) confirms that each Credit Document to which such Person is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the effectiveness of this Agreement, all references in such Credit Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import shall mean the Credit Agreement and the other Credit Documents, as the case may be, as in effect and as modified by this Agreement.

3. Amendments to the Credit Agreement. Effective as of the Effective Date, the Credit Agreement is amended in the following respects:

(a) A new definition of “Sixteenth Amendment Effective Date” is added to Section 1.01, in the appropriate alphabetical order, reading in its entirety as:

“Sixteenth Amendment Effective Date” means July 7, 2023.

(b) The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement is amended by revising clause (j) thereof to read in its entirety as:

(j) losses, charges and expenses relating to personnel relocation, signing, retention and completion bonuses, restructuring, redundancy, severance, consulting, termination, settlement or judgment, in an aggregate amount not to exceed (i) $350,000 for any four (4) Fiscal Quarter period ending on or before March 31, 2023; (ii) $1,350,000 for the four (4) Fiscal Quarter period ended nearest June 30, 2023; (iii) $1,350,000 for the four (4) Fiscal Quarter period ended nearest September 30, 2023; (iv) $650,000 for the four (4) Fiscal Quarter period ended nearest December 31, 2023; (v) $650,000 for the four (4) Fiscal Quarter period ended nearest March 31, 2024; and (vi) $350,000 for any four (4) Fiscal Quarter period ending after the Fiscal Quarter ended nearest March 31, 2024;

(c) Section 7.15(b) of the Credit Agreement is amended in its entirety to read as follows:

(b) Within forty (40) Business Days after the Sixteenth Amendment Effective Date, the Credit Parties shall engage a management consulting firm (the “Consulting Firm”; the Investment Banker and the Consulting Firm shall be referred to together as the “Financial Advisors” and each a “Financial Advisor”) reasonably acceptable to the Required Lenders and the Credit Parties; provided, however, if upon delivery of the financial statements to Administrative Agent referred to in and required by Section 7.1(a) hereof, (x) the Consolidated Fixed Charge Coverage Ratio as of the end of each of the two prior consecutive Fiscal Quarters of Parent was greater than 1.15 to 1.00, and (y) the Consolidated Senior Lease-Adjusted Leverage Ratio as of the end of each of the two prior consecutive Fiscal Quarters of Parent was less than the correlative amount set forth in Section 8.8(a) for such Fiscal Quarters by 0.25 basis points or more, then retention of the Consulting Firm shall not be required during the following Fiscal Quarter. The scope of the Consulting Firm’s engagement shall relate to the Credit Parties’ disposition of abandoned restaurants and leases, franchising stores, projections, and other matters as reasonably determined and acceptable to the Required Lenders and the Credit Parties.

(d) A new Section 7.16 is added to the Credit Agreement, reading in its entirety as follows:

Section 7.16 Lender Calls. Within ten (10) Business Days after the Credit Parties’ filing with the SEC of each annual 10-K report or each quarterly 10-Q report, the Credit Parties shall conduct a single telephonic meeting with the Administrative Agent and the Lenders to discuss the most recently reported financial results and the financial condition of the Credit Parties, at which shall be present such officers of the Credit Parties, and such representatives of the Financial Advisors (to the extent such Financial Advisors have been engaged pursuant to Section 7.15 at the time of such telephonic meeting), as may be reasonably requested to attend by the Administrative Agent or the Required Lenders, such request or requests to be made within a reasonable time prior to the scheduled date of such meeting; provided, however, upon each failure of the Credit Parties to file timely any required 10-K report or any 10-Q report, the Administrative Agent or the Required Lenders may, upon not less than three (3) Business Days’ prior written notice, require the Credit Parties’ attendance at a single lenders’ telephonic meeting pursuant to this Section 7.16 during regular business hours on any Business day after the date upon which such reports were required to be filed with the SEC.

(e) Section 8.8(a) of the Credit Agreement is amended in its entirety to read as follows:

(a) Consolidated Senior Lease-Adjusted Leverage Ratio. Beginning with the Fiscal Quarter closest to the calendar quarter ending March 31, 2022, permit the Consolidated Senior Lease-Adjusted Leverage Ratio as of the end of each Fiscal Quarter of Parent to be greater than the correlative amount set forth in the table below:

Each Fiscal Quarter ending closest to the calendar quarters ending	Maximum Consolidated Senior Lease- Adjusted Leverage Ratio
March 31, 2022	8.05 to 1.00
June 30, 2022	7.95 to 1.00
September 30, 2022	7.10 to 1.00
December 31, 2022	7.00 to 1.00
March 31, 2023	7.00 to 1.00
June 30, 2023	7.00 to 1.00
September 30, 2023	7.00 to 1.00
December 31, 2023	7.00 to 1.00
March 31, 2024	6.75 to 1.00
June 30, 2024	6.75 to 1.00
September 30, 2024	6.75 to 1.00
December 31, 2024 and thereafter	6.50 to 1.00

(f) Section 8.8(b) of the Credit Agreement is amended in its entirety to read as follows:

(b) Consolidated Fixed Charge Coverage Ratio. Beginning with the Fiscal Quarter ending closest to the calendar quarter ending March 31, 2022, permit the Consolidated Fixed Charge Coverage Ratio as of the end of each Fiscal Quarter of Parent to be less than the correlative amount set forth in the table below:

Each Fiscal Quarter ending closest to the calendar quarters ending	Minimum Consolidated Fixed Charge Coverage Ratio
March 31, 2022	1.00 to 1.00
June 30, 2022	1.00 to 1.00
September 30, 2022	1.00 to 1.00
December 31, 2022	1.10 to 1.00
March 31, 2023	1.10 to 1.00
June 30, 2023	1.00 to 1.00
September 30, 2023	1.00 to 1.00
December 31, 2023	1.00 to 1.00
March 31, 2024	1.05 to 1.00
June 30, 2024	1.05 to 1.00
September 30, 2024	1.05 to 1.00
December 31, 2024 and thereafter	1.10 to 1.00

4. Sixteenth Amendment Fee. In consideration of the written consent of each consenting Lender to this Amendment, the Borrowers hereby agree to pay to the Administrative Agent, for the account of each consenting Lender, a one-time fee (the “Sixteenth Amendment Fee”) in an amount equal to ten basis points (0.10%) of the sum of (i) the Outstanding Amount of the Term Loans as of the Effective Date plus (ii) the amount of the Aggregate Revolving Commitments as of the Effective Date. The Sixteenth Amendment Fee shall be fully earned and non-refundable as of the Effective Date and shall be due and payable in immediately available funds on the Effective Date.

5. Conditions Precedent. This Agreement shall be effective on the date (the “Effective Date”) that each of the following conditions have been satisfied or waived by the Administrative Agent and each consenting Lender, in each case as determined by the Administrative Agent and each consenting Lender in their sole discretion:

(a) Executed Agreement. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders, and the Administrative Agent.

(b) Administrative Agent’s Fees and Expenses. The Administrative Agent shall have received reimbursement from the Borrowers for all of the Administrative Agent’s reasonable, documented, and invoiced fees and expenses incurred in connection with this Agreement, the Credit Agreement, and the other Credit Documents (including the reasonable, documented, and invoiced fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent).

(c) Sixteenth Amendment Fee. The Administrative Agent shall have received, for the pro rata account of each of the consenting Lenders, the Sixteenth Amendment Fee.

6. Representations of Credit Parties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each Credit Party (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (iii) is qualified to do business and in good standing in every jurisdiction where necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing, and could not be reasonably expected to have, a Material Adverse Effect.

(b) This Agreement has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability.

(c) The execution, delivery, and performance by the Credit Parties of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not: (i) violate in any material respect any provision of any Applicable Laws relating to any Credit Party, any of the Organizational Documents of any Credit Party, or any order, judgment, or decree of any court or other agency of government binding on any Credit Party; or (ii) require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (A) those consents, approvals, notices or other actions, the failure of which to obtain or make would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (B) other filings, recordings or consents which have been obtained or made, as applicable.

(d) After giving effect to this Agreement, those representations and warranties set forth in Section 6.15 of the Credit Agreement are true and correct in all respects as of the Effective Date.

(e) No Default or Event of Default exists on and as of the Effective Date.

(f) The parties executing this Agreement as Guarantors include each Subsidiary of any Credit Party that is required pursuant to Section 7.13 of the Credit Agreement to become a Credit Party as of the date hereof.

(g) After giving effect to this Agreement, the Credit Parties have delivered to the Administrative Agent all documents evidencing existing shareholder agreements or other agreements to which any Credit Party is a party in respect of the Equity Interests of such Credit Party. Except as previously disclosed to the Administrative Agent, there is no membership interest or other Equity Interest of any Credit Party outstanding which upon conversion or exchange would require the issuance by any Credit Party of any additional membership interests or other Equity Interests of any Credit Party or other Equity Interests convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interest of any Credit Party.

7. Release. Each Credit Party hereby releases and forever discharges the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank, each Lender, and their respective predecessors, successors, assigns, attorneys, and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions, and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Credit Documents through the Effective Date, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, whether liquidated or unliquidated, whether absolute or contingent, whether foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Lender Party.

8. No Actions, Claims. Each Credit Party represents, warrants, acknowledges, and confirms that, as of the date hereof, it has no knowledge of any action, cause of action, claim, demand, damage, or liability of whatever kind or nature, in law or in equity, it has against any Lender Party arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Credit Documents.

9. Continuing Effectiveness of Agreement. Except as specifically modified herein, the terms of the Credit Documents shall remain in full force and effect. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Collateral Agent, or the Lenders under the Credit Documents, or constitute a waiver or amendment of any provision of the Credit Documents, except as expressly set forth herein. This Agreement shall constitute a Credit Document.

10. No Third-Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and the obligations hereof shall be binding upon the Credit Parties. No other Person shall have or be entitled to assert rights or benefits under this Agreement, other than any non-party Lender Party with respect to Section 7 and Section 8 hereof.

11. Entirety. This Agreement, the Credit Agreement, and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Agreement, the Credit Agreement, and the other Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

12. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

13. Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions contained in Sections 11.13 and 11.14 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

14. Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

15. Miscellaneous. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Except as otherwise provided in this Agreement, if any provision contained in this Agreement conflicts with, or is inconsistent with, any provision in any Credit Document, then the provision contained in this Agreement shall govern and control.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWERS:	BURGERFI INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

PLASTIC TRIPOD, INC., a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

GUARANTORS:	HOT AIR, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

ACFP MANAGEMENT, INC., a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

ANTHONY’S PIZZA HOLDING COMPANY, LLC,
a Florida limited liability company

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF PIKE CREEK, LLC, a Delaware limited liability company
ANTHONY’S COAL FIRED PIZZA OF WILMINGTON, LLC, a Delaware limited liability company
ACFP/NYNJ VENTURES LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF AVENTURA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOCA RATON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PEMBROKE PINES, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PALM BEACH GARDENS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PLANTATION, LLC, a Florida limited liability company
ANTHONY’S SPORTS BAR AND GRILL, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF STUART LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL GABLES, LLC, a Florida limited liability company
ANTHONY’S COAL-FIRED PIZZA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SOUTH TAMPA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DORAL LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PINECREST, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WELLINGTON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIAMI LAKES, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF KENDALL, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF NORTH TAMPA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLEARWATER, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SAND LAKE, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BRANDON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF ALTAMONTE SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF EAST BOCA LLC, a Florida limited liability company
ACFP BOCA MGT LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH LAUDERDALE LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH MIAMI LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIRAMAR LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DELRAY BEACH, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF LITTLETON LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTWOOD LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF READING LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLIFTON, LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF EDISON LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF RAMSEY, LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF FAIR LAWN, LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE NJ LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF LIVINGSTON LLC, a New Jersey limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF MARLBORO LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF MOUNT LAUREL LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF COMMACK LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CARLE PLACE, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WOODBURY, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WANTAGH, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOHEMIA, LLC, a New York limited liability company
BH SAUCE, LLC, a Nevada limited liability company
ANTHONY’S COAL FIRED PIZZA OF HORSHAM, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF MONROEVILLE, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF SETTLER’S RIDGE, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANBERRY, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF MCMURRAY, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF EXTON, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYOMISSING, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYNNEWOOD LLC, a Pennsylvania limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF TREXLERTOWN LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF BLUE BELL LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANSTON LLC, a Rhode Island limited liability company
ANTHONY’S COAL FIRED PIZZA OF NATICK LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WEST PALM BEACH LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BETHESDA LLC, a Maryland limited liability company
ANTHONY’S COAL FIRED PIZZA OF SPRINGFIELD LLC, a Pennsylvania limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

BURGERFI INTERNATIONAL, LLC, a Delaware limited liability company
BF RESTAURANT MANAGEMENT, LLC,
a Florida limited liability company
BURGERFI IP, LLC, a Florida limited liability company
BURGERFI-DELRAY BEACH, LLC, a Delaware limited liability company
BF CORAL SPRINGS, LLC, a Florida limited liability company
BF CITY PLACE-WEST PALM, LLC, a Florida limited liability company
BF JUPITER, LLC, a Florida limited liability company
BF WEST DELRAY, LLC, a Florida limited liability company
BF LBTS, LLC, a Florida limited liability company
BF PHILADELPHIA, LLC, a Florida limited liability company
BF COMMACK, LLC, a New York limited liability company
BF JACKSONVILLE TOWN CENTER, LLC, a Florida limited liability company
BF JACKSONVILLE RIVERSIDE, LLC, a Florida limited liability company
BF DELRAY - LINTON, LLC, a Florida limited liability company
BF PINES CITY CENTER, LLC, a Florida limited liability company
BF ORLANDO – DR. PHILLIPS, LLC, a Florida limited liability company
BF DANIA BEACH, LLC, a Florida limited liability company
BF FORT MYERS - DANIELS, LLC, a Florida limited liability company
BF BOCA RATON - BOCA POINTE, LLC, a Florida limited liability company
BF BOCA RATON, LLC, a Florida limited liability company
BF PBG, LLC, a Florida limited liability company
BF JUPITER - INDIANTOWN, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

BF WELLINGTON, LLC, a Florida limited liability company
BF NEPTUNE BEACH, LLC, a Florida limited liability company
BF ATLANTA - PERIMETER MARKETPLACE, LLC, a Georgia limited liability company
BF FOOD TRUCK, LLC, a Florida limited liability company
BF ODESSA, LLC, a Florida limited liability company
BF MIAMI BEACH - MERIDIAN, LLC, a Florida limited liability company
BF MIRAMAR LLC, a Florida limited liability company
BF TAMPA BAY, LLC, a Florida limited liability company
BF TAMPA - CHANNELSIDE, LLC, a Florida limited liability company
BF WILLIAMSBURG, LLC, a Florida limited liability company
BF TAMPA - WESTCHASE, LLC, a Florida limited liability company
BF HENDERSONVILLE, LLC, a Tennessee limited liability company
BF CHARLOTTESVILLE, LLC, a Virginia limited liability company
BF TALLAHASSEE VARSITY, LLC, a Florida limited liability company
BURGERFI MANAGEMENT SERVICES, LLC, a Florida limited liability company
BF COMMISSARY, LLC, a Florida limited liability company
BGM PEMBROKE PINES, LLC, a Florida limited liability company
BF BABCOCK, LLC, a Florida limited liability company
BF MIAMI LAKES, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

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Sixteenth Amendment to Credit Agreement

BF HERMITAGE LLC, a Tennessee limited liability company
BURGERFI ENTERPRISES, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties end.]

Signature Page

Sixteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	REGIONS BANK

	By:	/s/ J. Richard Baker
Name: J. Richard Baker Title: Senior Vice President

Signature Page

Sixteenth Amendment to Credit Agreement

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

Signature Page

Sixteenth Amendment to Credit Agreement

CADENCE BANK,
as a Lender

By:	/s/ Roshni Fifadra
Name: Roshni Fifadra
Title: AVP, Relationship Manager

Signature Page

Sixteenth Amendment to Credit Agreement

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Bella
Name: Andrew Bella
Title: Senior Vice President

Signature Page

Sixteenth Amendment to Credit Agreement

SYNOVUS BANK,
as a Lender

By:	/s/ Gregory Felix
Name: Gregory Felix
Title: Special Assets Officer, Sr.

Signature Page

Sixteenth Amendment to Credit Agreement